UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

☒ Definitive Proxy Statement

☐ Soliciting Material Pursuant to §240.14a-12

DigitalTown, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)1 and 0-11.

1.	Title of each class of securities to which transaction applies: Common
2.	Aggregate number of securities to which transaction applies: 131,578,714
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
4.	Proposed Maximum Aggregate Value of Transaction: N/A
5.	Total Fee Paid: N/A

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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DigitalTown, Inc.

2155 112th Ave NE

Bellevue, WA 98004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 8, 2018

Dear Shareholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of DigitalTown, Inc. (the “Company”) for use at the Company's annual meeting of Shareholders, to be held at 10:00 a.m., December 8, 2018, at Wedgewood Golf Club, 2200 West 9th Street, Albert Lea, MN 56007, and at any adjournment thereof (the “Meeting”). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 2155 112th Ave NE, Bellevue, WA 98004, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

For a free copy of the Company’s annual report on Form 10K for the most recently completed fiscal year ended February 28, 2018, please contact the corporate offices by mail at 2155 112th Ave NE, Bellevue, WA 98004 or by phone at (512) 806-7148.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about October 31, 2018.

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An annual meeting of shareholders of DigitalTown, Inc., a Minnesota corporation (the "Company"), will be held on December 8, 2018, at 10:00 a.m. local time, at Wedgewood Golf Club, 2200 West 9th Street, Albert Lea, MN 56007, for the following purposes:

1. To elect all members of the Board of Directors.

2. To ratify the appointment of M&K CPAs, PLLC, as our independent registered public accounting firm for our fiscal year ending February 28, 2019.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 31, 2018, will be entitled to receive these Proxy Materials and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Darvin Habben
Darvin R. Habben Chairman

Date: October 25, 2018

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DIGITALTOWN, INC.

2155 112th Ave NE

BELLEVUE, WA 98004

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 8, 2018

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of DigitalTown, Inc., a Minnesota corporation (the “Company”), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the “Annual Meeting”) will be held December 8, 2018, at Wedgewood Golf Club, 2200 West 9th Street, Albert Lea, MN 56007, at 10:00 a.m. local time. Only shareholders of record at the close of business on October 31, 2018 (the “Record Date”) will be entitled to receive this Proxy Statement and to vote at the Annual Meeting. This Proxy Statement and the Notice of Annual Meeting are first being mailed to the Company’s shareholders on or about November 10, 2018.

At the Annual Meeting, holders of common stock (the “Common Stock”) of the Company will be asked:

1. To elect all members of the Board of Directors.

2. To ratify the appointment of M&K CPAs, PLLC, as our independent registered public accounting firm for our fiscal year ending February 28, 2019.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Proxy Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Proxy Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company’s principal executive offices are located at 2155 112th Ave NE, Bellevue, WA 98004.

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INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to appoint members of the Board of Directors and ratify the appointment of the Company’s auditor for the coming fiscal year.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of seven members, Darvin R. Habben, Jeffrey L. Mills, George Nagy, Kenwei Chong, Derek R. Schumann, Lawrence Lerner and Karen Robinson. The following names and background information are provided for all persons nominated to serve on the Company’s Board of Directors:

Name	Position
Darvin R. Habben	Chairman
George Nagy	Chief Executive Officer and Director
Jeffrey L. Mills	Secretary and Director
Kenwei Chong	Director
Derek R. Schumann	Director
Karen Robinson Lawrence Lerner	Director Director

DARVIN R. HABBEN. On May 12, 2015, Mr. Habben was appointed Chairman of the Board, effective June 1, 2015. Mr. Habben is Founder, Chairman and Chief Executive Officer of Crossroads Trailer Sales and Service, Inc. in Albert Lea, MN. Mr. Habben is Owner and CEO of Agilis, a national donations processing and fulfillment company serving non-profit companies.

GEORGE NAGY. Mr. Nagy is a principal of Terminus Group, LLC., which provides consulting services in the areas of mergers and acquisitions, business development, debt restructuring and operations. Mr. Nagy is a former Senior Vice President of IHS Markit (NASDAQ: INFO) and American Systems, and worked for Global Technology Company and Defense George. Mr. Nagy is a member of the Board of Directors of Cyber Maryland and a founder of Cyberavent. Mr. Nagy holds a Bachelor of Engineering from Michigan Technological University, a Masters in Finance from Madonna University and International Studies from the University of Chicago.

JEFFREY L. MILLS has served as a director since December 23, 2003. Mr. Mills worked for Xerox Corporation for 27 years in various management and operational roles and is currently consulting in the digital marketplace. Additionally, Mr. Mills has held a variety of leadership roles across various private equity companies, including President and Director level positions. He also currently serves as a director for one private company. Mr. Mills is a graduate of the University of Northern Iowa.

KENWEI CHONG. Mr. Chong was elected as a director in December 2016. Mr. Chong’s early career was in foreign exchange and global fixed income analysis and funds management for various firms in New York City and San Francisco; and later as product development manager for foreign exchange and fixed income risk management at Bloomberg. In 2001 Mr. Chong left the capital markets profession to pursue entrepreneurial interests and has been an active owner and investor in self-storage, physical and electronic records management and storage, restaurant and hospitality, food manufacturing and wholesale distribution, physical and virtual real estate investment and top level domain ventures. Mr. Chong received his BA in Finance from Boston University and his Chartered Financial Analyst designation from the Association of Investment Management and Research.

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DEREK R. SCHUMANN. Mr. Schumann was appointed to the Board in December 2016 and is currently the Managing Partner of Go Toys Inc., Morris Trust and Kaplunk Development Group. All are investment holding companies focused primarily on investments in companies which create value through practical applications of disruptive new technology. Mr. Schumann is a resident of Vancouver, B.C. He received his B.A in Economics and Political Science from Bishop's University.

KAREN ROBINSON. Ms. Robinson is CEO and founder of KWR Acuity Strategies, LLC., which provides consulting services in the area of information technology. From 2009 until December 2014, Ms. Robinson was the Executive Director and the Chief Information Officer for the State of Texas. Ms. Robinson is a former member of Dell Presidents’ Advisory Board and is currently a member of the National Association of State Technology Directors, the Advisory Board of the Texas Technology Consortium and is a member of the Board of Directors of CMG Advisory. Ms. Robinson attended the University of St. Thomas (TX) and the University of Phoenix. She is a graduate of the LBJ School at the University of Texas in Governors Executive Management.

LAWRENCE LERNER. Mr. Lerner was appointed to the board on May 16, 2018. Mr. Lerner is the Managing Member of Catena Fund One, LP, which recently entered into an agreement for the purchase of common stock in Digitaltown. Mr. Lerner has worked in the cryptocurrency space since the late 1990’s. Today, he is the CEO of Pithia, a blockchain corporation with $170M in assets. Additionally, Mr. Lerner is associated with LERNER Consulting & LLBC, LLC (Lawrence Lerner Business Consulting), Ameritas Technologies and Genpact.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company’s common stock who has failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters’ Rights: Pursuant to the Minnesota Revised Statutes, the holders of the Company’s Common Stock are not entitled to dissenters’ rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

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PROPOSAL 2

NOMINATION OF M&K CPAS, PLLC, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company’s Board of Directors has selected M&K CPAs, PLLC to serve as the Company’s independent auditors for all audit work associated with the preparation of the Company’s financial statements during the year ending February 28, 2018. The Board of Directors has determined that the Company’s auditors for the year ending February 28, 2018, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of M&K CPAs, PLLC to attend the Shareholder Meeting.

Audit Fees: The Company was billed $31,500 for the audit of its annual financial statements for the year ended February 28, 2018.

Financial Information Systems Design and Implementation Fees: The Company has paid $0.00 for directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole.

Audit Related Fees. The Company has paid $22,000 for professional services that are reasonably related to the performance of the audit or review of our financial statements, but are not reported under “Audit Fees.”

All other fees: Fees paid for services not previously described totaled: $0.00.

No Dissenters’ Rights: Pursuant to the Minnesota Revised Statutes, the holders of the Company’s Common Stock are not entitled to dissenters’ rights in connection with this Election. Furthermore, the Company does not intend to independently provide those stockholders with any such rights.

A vote FOR is a vote in favor of appointing M&K CPAs, PLLC as the Company’s auditors until the next Annual Meeting.

PROPOSAL 3

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

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DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Common Stock

The Company's Articles of Incorporation authorize the issuance of 2,000,000,000 shares of common stock, with a par value of $0.01 per share, of which 131,578,714, shares are issued and outstanding as of the date of this statement.

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the shareholders. Holders of common stock have no cumulative voting rights.

The Company does not currently anticipate paying any dividends on its common stock. In the event of a liquidation, dissolution or winding up of DigitalTown, the holders of shares of common stock are entitled to share pro-rata in all assets remaining after payment in full of all liabilities, subject however, to any rights of the shareholders of preferred shares issued and outstanding at the time of such liquidation, dissolution or winding up of the Company. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

Preferred Stock

Our Articles of Incorporation do not authorize the issuance of Preferred Stock.

Options

Options Granted In The Last Fiscal Year

The following table sets forth information regarding options granted to the named executive officers and directors during fiscal 2018.

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Grants of Plan-Based Awards

Name	Grant Date	Number of shares - Underlying options granted	Exercise Price ($/Share)	Grant Date Fair Value	Expiration Date

None

Outstanding Options At Fiscal Year-End

The following table provides information relating to the value of shares of common stock subject to options held by the named executive officers and directors as of February 28, 2018.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Unexercised Options Exercisable	Number of Unexercised Options Unexercisable	Option Exercise Price ($/share)	Option Expiration Date
Jeffrey L. Mills	75,000	-	$1.00	10/10/21
Jeffrey L. Mills	300,000	-	$0.54	2/3/24
Jeffrey L. Mills	300,000	-	$0.10	11/13/24
Jeffrey L. Mills	300,000	-	$0.10	12/1/24
Jeffrey L. Mills	200,000	-	$0.10	5/5/25
Jeffrey L. Mills	200,000	-	$0.10	6/3/25
Jeffrey L. Mills	200,000	-	$0.10	12/4/25
James B. Parsons	200,000	-	$0.10	12/4/25
James B. Parsons	200,000	-	$0.10	12/4/25
Robert Monster	200,000	-	$0.10	12/4/25
Robert Monster	400,000	-	$0.10	6/3/25
Robert Monster	700,000	-	$0.10	2/16/18

OPTIONS EXERCISED BY THE EXECUTIVE OFFICERS AND DIRECTORS IN THE LAST FISCAL YEAR

None

DIRECTORS' COMPENSATION

In December 2017, all non-executive directors received a stock grant of 600,000 shares. Mr. Parsons and Mr. Mills received an additional 200,000 shares each, as recognition for completing tasks outside their director responsibilities.

In December 2016, all non-executive directors received a stock grant of 300,000 shares, except for Mr. Habben who received 350,000 as chairman and Mr. Parsons who received 140,000 shares and $40,000 in cash. As of the date of this report, all shares granted have been issued.

Market for Common Stock

Our common stock is quoted on the OTC Bulletin Board under the symbol, “DGTW.” The market for our common stock has been sporadic.

Dividend Policy

We currently anticipate that no cash dividends will be paid on our common stock in the foreseeable future. Our Board periodically will reevaluate this dividend policy taking into account our operating results, capital needs, and the terms of our existing financing arrangements and other factors.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock, on an as converted basis, beneficially owned as of February 28, 2018 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding common stock; (ii) all directors and executive officers; and (iii) all directors and executive officers as a group. The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days, per rule 13d-3(d)(1) under the Securities and Exchange Act of 1934. As of May 31, 2018, we had 125,749,320 issued and outstanding shares of common stock.

Name of Beneficial Owner	Number of shares	Percentage of Outstanding Shares
Directors and Officers:

Darvin R. Habben	13,614,274	10.83%
Kenwei Chong	1,900,000	1.51%
Jeff L. Mills	2,039,950	1.62%
Derek Schumann	2,950,000	2.35%
Lawrence Lerner(1)	11,385,590	9.01%

All directors and executive officers as a group	31,889,814	25.32%

5% Stockholders:
Richard A. Pomije	15,407,740	12.25%
Robert Monster(2)	14,247,839	11.33%

_________

(1)	Share attributable to Mr. Lerner are held in Catena One Fund LP, of which Mr. Lerner is the Manager.
(2)	Mr. Monster resigned as CEO and Director on September 13, 2018

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated there under require the Company's officers, directors, and holders of 10% or more of its outstanding common stock to file certain reports with the Securities and Exchange Commission (the "Commission"). To the Company's best knowledge, based solely on information provided by the reporting individuals, one of the reports required to be filed by these individuals has not been filed as of the date of this report.

Changes in Control

As of the date of this Report, our management is unaware of any existing or anticipated contract or arrangement, the operation of which may, at a subsequent date, result in a changes in our control.

Securities Authorized for Issuance Under Equity Compensation Plans

We have not adopted any equity compensation plans since our inception.

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COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid for services rendered during the fiscal years ended February 28, 2018, and February 29, 2017, to the Principal Executive Officer/Chief Executive Officer and the Principal Financial Officer/Chief Financial Officer.

Summary Compensation Table

Name and Principal Position	Fiscal year	Salary	Bonus	Stock Option Awards (1)	Other Annual Compensation (2)	Total Compensation

Robert W. Monster(3)	2018	$240,000	$-	$-	$1,026,710	$1,266,710
CEO (Principal Executive Officer), & Director	2017	$240,000	$-	$-	$1,191,349	$1,431,349

Darvin R. Habben	2018	$-	$-	$-	$144,000	$144,000
Chairman & Director	2017	$-	$-	$-	$267,000	$267,000

__________

(1)

The amounts shown are the aggregate grant date fair values of these awards computed in accordance with FASB guidance now codified as ASC Topic 718, “Stock Compensation” (formerly under FASB Statement No. 123(R)). The assumptions and methodologies used to calculate these amounts are discussed in Note 7 in the Notes to Financial Statements contained in the Annual Report.

(2)	Other Compensation for Mr. Monster and Mr. Habben related to common stock grants during the year. See Note 6 in the Notes to Financial Statements.
(3)	Mr. Monster resigned as Director and CEO on September 13, 2018

OPTIONS EXERCISED BY THE EXECUTIVE OFFICERS AND DIRECTORS IN THE LAST FISCAL YEAR

None

DIRECTORS' COMPENSATION

In December 2017, all non-executive directors received a stock grant of 600,000 shares. Mr. Parsons and Mr. Mills received an additional 200,000 shares each, as recognition for completing tasks outside their director responsibilities.

In December 2016, all non-executive directors received a stock grant of 300,000 shares, except for Mr. Habben who received 350,000 as chairman and Mr. Parsons who received 140,000 shares and $40,000 in cash. As of the date of this report, all shares granted have been issued.

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AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street NE, Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any stockholder may also receive a copy of any report by contacting the Company by mail at 2155 112th Ave NE, Bellevue, WA 98004. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile to the Company at the following address: 2155 112th Ave NE, Bellevue, WA 98004, email accounting@digitaltown.com, or they may be sent to the Company’s transfer agent at the following address: Clear Trust, LLC, 16540 Pointe Village Dr. #206, Lutz, FL 33558, facsimile (813) 388-4549, email info@cleartrusttransfer.com.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company’s Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: October 25, 2018

By the Order of the Board of Directors

/s/ Darvin Habben
Chairman of the Board

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PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

DIGITALTOWN, INC.

TO BE HELD DECEMBER 8, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2018

Our 2018 proxy statement and our annual report for the fiscal year ended February 28, 2018 are available at 2155 112th Ave NE, Bellevue, WA 98004 or by phone at (512) 806-7148.

By completing and returning this proxy to DigitalTown, Inc. (the “Company”), you will be designating Darvin Habben, the Chairman of the Board of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or email to the Company at the following address: 2155 112th Ave NE, Bellevue, WA 98004, email accounting@digitaltown.com, or they may be sent to the Company’s transfer agent at the following address: ClearTrust LLC, 16540 Pointe Village Dr. #206, Lutz, FL 33558, facsimile (813) 388-4549, email info@cleartrusttransfer.com.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of October 31, 2018, which is the record date for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted “For” each Proposal. Unless indicated below, by completing and signing this proxy, the stockholder grants to Robert Monster the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

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PROPOSAL 1 - ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

	YES	NO	ABSTAIN

Darvin R. Habben	_____	_____	_____

George Nagy	_____	_____	_____

Jeffrey L. Mills	_____	_____	_____

Lawrence Lerner	_____	_____	_____

Karen Robinson	_____	_____	_____

Kenwei Chong	_____	_____	_____

Derek R. Schumann	_____	_____	_____

PROPOSAL 2 - APPOINTMENT OF M&K CPAs, PLLC. Shall M&K CPAs, PLLC be appointed as independent auditors for the Company:

YES	NO	ABSTAIN

_____	_____	_____

___________________________________ ____________________________________

Shareholder Signature                                          Shareholder Signature

Printed Name: ______________________     Printed Name: ________________________

Number of Shares: _________________

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